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                                                                 Exhibit (11)(b)


                               AUDITOR'S CONSENT
                               -----------------


The Board of Trustees of
  The ARCH Fund, Inc.:


We consent to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.


                                    /s/ KPMG Peat Marwick, L.L.P.
                                    -----------------------------
                                         KPMG Peat Marwick, L.L.P.


Columbus, Ohio
February 26, 1996